POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              Richard A. Clarke
                                 (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              Kenneth T. Derr
                                (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                                Allen F. Jacobson
                                   (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              George F. Jewett, Jr.
                                   (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              Richard B. Madden
                                 (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              Richard M. Morrow
                                 (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              Vivian W. Piasecki
                                  (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              Toni Rembe
                              (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              John M. Richards
                                 (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              Reuben F. Richards
                                  (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              Richard M. Rosenberg
                                   (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              Robert G. Schwartz
                                  (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              Charles R. Weaver
                                 (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              Frederick T. Weyerhaeuser
                                     (DIRECTOR)

                       POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
     IN WITNESS WHEREOF, I have executed these presents this 1st day of March, 1996.




                              William T. Weyerhaeuser
                                    (DIRECTOR)